                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1


                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                   of a Trustee Pursuant to Section 305(b)(2)


               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

               Connecticut                                      06-1304336
    (Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)


         225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103
               (Address of principal executive offices) (Zip Code)

   Maureen Scannell Bateman, Esq. Executive Vice President and General Counsel
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
            (Name, address and telephone number of agent for service)


                             AMERICAN AIRLINES, INC.
               (Exact name of obligor as specified in its charter)

          DELAWARE                                               13-150278
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

          P.O. BOX 619616, DALLAS/FORT WORTH AIRPORT, TEXAS 75261-9616
               (Address of principal executive offices) (Zip Code)


                    PASS THROUGH CERTIFICATES, SERIES 2001-1
                         (Title of indenture securities)

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT.

                Comptroller of the Currency
                Treasury Department of the United States
                Washington, D.C.

                Board of Governors of the Federal Reserve System
                Washington, D.C.

                Federal Deposit Insurance Corporation
                Washington, D. C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                The obligor is not an affiliate of the trustee or of its parent, State Street Boston Corporation.

                (See note on page 2.)

ITEM 3. THROUGH ITEM 15.             NOT APPLICABLE.

ITEM 16. LIST OF EXHIBITS.

         LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

         1.  A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN
             EFFECT.

                A copy of the Articles of Association of the trustee as now in effect incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 33-40617.

         2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

                A copy of the Certificate of the Comptroller of the Currency.

         3.  A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE
                          CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2), ABOVE.

                A copy of the Certification of Fiduciary Powers (included in Exhibit 2).

         4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

                A copy of the existing by-laws of the trustee incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 33-40617.

         5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

                Not applicable.

         6.  THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
             SECTION 321(b) OF THE ACT.

                The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

         7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                      NOTES

In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.



                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company of Connecticut, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 14th day of November.


                                     STATE STREET BANK AND TRUST COMPANY OF
                                     CONNECTICUT, NATIONAL ASSOCIATION

                                     BY:
                                            ------------------------------------
                                     NAME:  JOHN G. CORREIA
                                     TITLE: ASSISTANT VICE PRESIDENT

                                 EXHIBIT 1 AND 2


(COMPTROLLER OF THE CURRENCY ADMINISTRATOR OF NATIONAL BANKS--LETTERHEAD)

I Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "State Street Bank and Trust Company of Connecticut, National Association", Hartford, Connecticut, (Charter No. 22272), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.

                                    IN TESTIMONY WHEREOF, I have hereunto
                                    subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 1st day of April, 1998.


                                    /s/ Eugene A. Ludwig
                                    --------------------------------------------
                                    Comptroller of the Currency

                                    EXHIBIT 6

                             CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by AMERICAN AIRLINES INC. OF ITS PASS-THROUGH CERTIFICATES, SERIES 2001-1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                      STATE STREET BANK AND TRUST COMPANY OF
                                      CONNECTICUT, NATIONAL ASSOCIATION


                                      By:
                                      NAME:    JOHN G. CORREIA
                                      TITLE:   ASSISTANT VICE PRESIDENT

DATED:

                                    EXHIBIT 7



Legal Title of Bank:  State Street Bank and Trust Company of CT, N.A.    Call Date: June 30, 2001
Address:              Goodwin Square, 225 Asylum Street, Floor 29
City, State Zip:      Hartford, CT 06103
FDIC Certificate No.: 33132

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                       Thousands of
ASSETS                                                                                   Dollars
Cash and balances due from depository institutions:
                      Noninterest-bearing balances and currency and coin ............     17,689
                      Interest-bearing balances .....................................          0
Securities:
                      Held-to-maturity balances .....................................          0
                      Available-for-sale securities .................................          0
                      Federal funds sold and securities purchased
                        under agreements to resell ..................................          0
Loans and lease financing receivables:
                      Loans and leases held for sale ................................          0
                      Loans and leases, net of unearned income ...............      0
                      LESS: Allowance for loan and lease losses ..............      0
                      Loans and leases, net of unearned income and allowance ........          0
Trading assets ......................................................................          0
Premises and fixed assets (including capitalized leases) ............................        182
Other real estate owned .............................................................          0
Investments in unconsolidated subsidiaries and associated companies .................          0
Customers' liability to this bank on acceptances outstanding ........................          0
Intangible assets ...................................................................        778
Other assets ........................................................................      3,339
Losses deferred pursuant to 12 U.S.C 1823(j) ........................................          0
Total assets and losses deferred pursuant to 12 U.S.C. 1823(j) sums 1-11 ............     21,988
                                                                                          ------

Legal Title of Bank:  State Street Bank and Trust Company of CT, N.A.   Call Date: June 30, 2001
Address:              Goodwin Square, 225 Asylum Street, Floor 29
City, State Zip:      Hartford, CT 06103
FDIC Certificate No.: 33132


Schedule RC - Continued


LIABILITIES

Deposits:
                      In domestic offices .....................................................          0
                                    Noninterest-bearing ................................      0          0
                                    Interest-bearing ...................................      0          0
                      In foreign offices, Edge and Agreement subsidiaries, and IBFs............
                                    Noninterest-bearing ................................      0
                                    Interest-bearing ...................................      0
Federal funds purchased and securities sold under agreements to repurchase ....................          0
Demand notes issued to the U.S. Treasury ......................................................          0
Trading Liabilities ...........................................................................          0
Other borrowed money ..........................................................................          0
                      with a remaining maturity of one year or less ...........................          0
                      with a remaining maturity of more than one year through three years
                      with a remaining maturity of more than three years ......................          0
Bank's liability on acceptances executed and outstanding ......................................          0
Other liabilities .............................................................................     13,607
Total liabilities .............................................................................     13,607

EQUITY CAPITAL

Perpetual preferred stock and related surplus .................................................          0
Common stock ..................................................................................        500
Surplus .......................................................................................      2,500
Retained earnings .............................................................................      5,381
Net unrealized holding gains (losses) on available-for-sale securities ........................          0
Accumulated net gains (losses) on cash flow hedges ............................................          0
Cumulative foreign currency translation adjustments ...........................................          0
Total equity capital ..........................................................................      8,381
Total liabilities, minority interest, and equity capital ......................................     21,988
                                                                                                    ------

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                                                    Bryan Calder
                                                    Chris A. Hayes
                                                    Geraldine Walsh

I, Chris A. Hayes, Senior Vice President, Director and Chairperson of the Board, of the above named bank do hereby declare that the Report of Condition is true and correct to the best of my knowledge and belief.




                                                    Chris A. Hayes

        5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

                  Not applicable.

        6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
        SECTION 321(b) OF THE ACT.

                  The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

        7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                  Exhibit 7 and made a part hereof.


                                      NOTES

In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company of Connecticut, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 14TH DAY OF NOVEMBER.




                                  STATE STREET BANK AND TRUST COMPANY OF
                                  CONNECTICUT, NATIONAL ASSOCIATION

                                  By: /s/ John G. Correia
                                      ------------------------------------------
                                  Name:  John G. Correia
                                  Title: Assistant Vice President

                                    EXHIBIT 6



                             CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by AMERICAN AIRLINES INC. OF ITS PASS-THROUGH CERTIFICATES, SERIES 2001-1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                 STATE STREET BANK AND TRUST COMPANY OF
                                 CONNECTICUT, NATIONAL ASSOCIATION


                                 By: /s/ John G. Correia
                                    --------------------------------------------
                                 Name:  John G. Correia
                                 Title: Assistant Vice President


Dated: 11/14/2001